UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 14, 2008

BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0001260793	56-2356626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Boston Capital Corporation
One Boston Place, Suite 2100
Boston, MA 02108-4406

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (617) 624-8900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 14, 2008, at a special meeting of the stockholders of Boston Capital Real Estate Investment Trust, Inc. (the “Company”), the Company’s stockholders voted to approve the Agreement and Plan of Merger, dated as of October 23, 2007 (the “Merger Agreement”), by and among the Company, BC Acquisition Investors, LLC and BC Acquisition Sub, LLC (“Merger Sub”), the merger of the Company with and into Merger Sub, and the other transactions contemplated by the Merger Agreement.

A copy of the press release issued by the Company announcing the stockholder approval is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release Announcing Stockholder Approval, dated January 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2008	BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

	By:	/s/ Marc N. Teal
	Name:	Marc N. Teal
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release Announcing Stockholder Approval, dated January 14, 2008